UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2006

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 8.01.  Other Events.

On May 16, 2006, Inland Real Estate Corporation (the “Company”) issued a press release announcing that it has formed a new strategic joint venture with the New York State Teachers’ Retirement System (“NYSTRS”).  Pursuant to an Operating Agreement, dated as of May 11, 2006 (the “Operating Agreement”), among the Company, NYSTRS, by and through its designated advisor, Morgan Stanley Real Estate Advisor, Inc., and IN Retail Manager Texas, L.L.C., the joint venture was formed to acquire up to $200 million of neighborhood and community retail centers located in select metropolitan markets within the State of Texas.  To help achieve its investment objectives, the joint venture also expects to borrow funds to acquire additional assets during the next two year period.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety into this disclosure by reference.

Subject to the terms of the Operating Agreement, NYSTRS has agreed to contribute up to $80 million in cash and the Company has agreed to contribute up to $20 million in cash, for an aggregate capital commitment of up to $100 million.  The Company will act as managing member of the joint venture and will oversee its acquisition, property management and leasing functions.   The Company will earn fees for services provided to the joint venture and receive distributions, when and as declared, proportionate to its equity investment, and may receive additional incentive distributions if certain performance hurdles are achieved.

The foregoing description of the material terms and conditions of the Operating Agreement does not purport to be complete and is qualified by reference to Exhibit 10.1 hereto, which is incorporated in its entirety into this disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Exhibits:
	Exhibit No.	Description
10.1

Operating Agreement, dated as of May 11, 2006, among Inland Real Estate Corporation, The New York State Teachers’ Retirement System, by and through its designated advisor, Morgan Stanley Real Estate Advisor, Inc., and IN Retail Fund Texas, L.L.C.

	99.1	Press release of Inland Real Estate Corporation, dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  May 17, 2006

EXHIBIT INDEX

Exhibit No.

Description

10.1

Operating Agreement, dated as of May 11, 2006, among Inland Real Estate Corporation, The New York State Teachers’ Retirement System, by and through its designated advisor, Morgan Stanley Real Estate Advisor, Inc., and IN Retail Manager Texas, L.L.C.

99.1	Press release of Inland Real Estate Corporation, dated May 16, 2006